UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 23, 2009
(Date of Earliest Event Reported)
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 23, 2009, West Corporation (“West” or the “Company”) amended its employment agreements with each of Thomas B. Barker, Nancee R. Berger, Paul M. Mendlik and Steven M. Stangl, and InterCall, Inc., a wholly-owned subsidiary of West, amended its employment agreement with Joseph S. Etzler, to replace the Exhibit A to each such agreement related to 2008 compensation with a new Exhibit A related to 2009 compensation. Each of Mr. Barker, Ms. Berger, Mr. Mendlik, Mr. Stangl and Mr. Etzler is referred to herein as an “Executive.”
The Exhibit A to each of the applicable employment agreements establishes for each Executive base compensation and bonus compensation for 2009. Each Executive’s current base compensation and the method by which each Executive’s bonus compensation for 2009 is calculated are as follows:
     Thomas Barker. Mr. Barker’s base compensation is $900,000. He is also eligible to receive a performance bonus based on West’s reported adjusted EBITDA, excluding interest income and unrealized synergies (“Compensation Adjusted EBITDA”) growth for West in 2009. Compensation Adjusted EBITDA for each quarter will be compared to the same quarter in the previous year to advance a pro-rata portion of the bonus. Each $1 million increase in Compensation Adjusted EBITDA for the year over 2008 Compensation Adjusted EBITDA will result in a $56,750 bonus. 75% of the quarterly pro-rata portion of the bonus earned will be paid within thirty (30) days from the end of the quarter. 100% of the total bonus earned will be paid within thirty (30) days of the final determination of 2009 Compensation Adjusted EBITDA. If Compensation Adjusted EBITDA exceeds $671 million for the year 2009, Mr. Barker will be eligible to receive $70,945 for every $1 million of Compensation Adjusted EBITDA above that threshold. At the discretion of the Company’s Compensation Committee, Mr. Barker may receive an additional bonus based on the Company’s and his individual performance.
     Nancee Berger. Ms. Berger’s base compensation is $600,000. She is also eligible to receive a performance bonus based on Compensation Adjusted EBITDA growth for West in 2009. Compensation Adjusted EBITDA for each quarter will be compared to the same quarter in the previous year to advance a pro-rata portion of the bonus. Each $1 million increase in Compensation Adjusted EBITDA for the year over 2008 Compensation Adjusted EBITDA will result in a $37,840 bonus. 75% of the quarterly pro-rata portion of the bonus earned will be paid within thirty (30) days from the end of the quarter. 100% of the total bonus earned will be paid within thirty (30) days of the final determination of 2009 Compensation Adjusted EBITDA. If Compensation Adjusted EBITDA exceeds $671 million for the year 2009, Ms. Berger will be eligible to receive $47,300 for every $1 million of Adjusted Compensation EBITDA above that threshold. At the discretion of the Company’s Compensation Committee, Ms. Berger may receive an additional bonus based on the Company’s and her individual performance.
     J. Scott Etzler. Mr. Etzler’s base compensation is $500,000. Mr. Etzler is also eligible to receive a bonus based upon the performance of InterCall, Inc. in 2009 (the “InterCall Profitability Bonus”) which is determined using the following formula: The target InterCall Profitability Bonus is set at $400,000. Each cumulative quarter’s net operating income before corporate allocations not including amortization for InterCall, Inc. (“Plan Year InterCall NOI”) is compared to the cumulative budgeted net operating income before corporate allocations for InterCall, Inc. for the same period (“InterCall NOI Budget”) to advance a pro-rata portion of the bonus. The percentage by which the cumulative Plan Year InterCall NOI exceeds or is less than the cumulative InterCall NOI Budget is the “InterCall Profit Variance Percentage.” Each quarter’s cumulative revenue for InterCall, Inc. (“Plan Year InterCall Revenue”) is compared to the cumulative budgeted revenue for InterCall, Inc. for the same period (“InterCall Revenue Budget”) to advance a pro-rata portion of the bonus. The percentage by which the cumulative Plan Year InterCall Revenue exceeds or is less than the cumulative InterCall Revenue Budget is the “InterCall Revenue Variance Percentage.” The sum of one hundred percentage points (100%), plus the product of (i) the average of the InterCall Profit Variance Percentage and the InterCall Revenue Variance Percentage, multiplied by (ii) three (3), is the “InterCall Bonus Factor.” The product of the InterCall Bonus Factor and the target InterCall Profitability Bonus, less any amounts paid to Mr. Etzler for prior InterCall Profitability Bonuses during the year, are paid in the month following each quarter end. 75% of the pro-rata portion of the quarterly bonus earned will be paid within thirty (30) days from the end of the quarter. 100% of the total bonus earned will be paid within thirty (30) days of the final determination of Plan Year InterCall Revenue and Plan Year InterCall NOI. In no event may the InterCall Profitability Bonus exceed $600,000. Mr. Etzler is also eligible to receive an additional one-time bonus of $100,000 if West achieves its 2009 EBITDA objective. At the discretion of executive management, Mr. Etzler may receive an additional bonus based on his individual performance.
     Paul Mendlik. Mr. Mendlik’s base compensation is $450,000. He is also eligible to receive a performance bonus based on Compensation Adjusted EBITDA growth for West Corporation in 2009. Compensation Adjusted EBITDA for each quarter will be compared to the same quarter in the previous year to advance a pro-rata portion of the bonus. Each $1 million increase in Compensation Adjusted EBITDA for the year over 2008 Compensation Adjusted EBITDA will result in a $14,865 bonus. 75% of the pro-rata portion of the quarterly bonus earned will be paid within thirty (30) days from the end of the quarter. 100% of the total bonus earned will be paid within thirty (30) days of the final determination of 2009 Compensation Adjusted EBITDA. If Compensation Adjusted EBITDA exceeds $671 million for the year 2009, Mr. Mendlik will be eligible to receive $18,580 for every $1 million of Compensation Adjusted EBITDA above that threshold. At the discretion of the Company’s Compensation Committee, Mr. Mendlik may receive an additional bonus based on the Company’s and his individual performance.
     Steven Stangl. Mr. Stangl’s base compensation is $450,000. He is also eligible to receive a performance bonus based on Communication Services Net Operating Income before Corporate Allocations and Before Amortization (“Compensation CS NOI”) at the rate outlined below.

Compensation CS NOI	Rate

$0 — $218,000,000	0.18%
Over $218,000,000	2.0%
Compensation CS NOI for each quarter will be compared to the same quarter in the previous year to advance a pro-rata portion of the bonus. 75% of the pro-rata portion of the quarterly bonus is paid within thirty (30) days from the end of the quarter. 100% of the total bonus earned will be paid no later than February 28, 2010. Mr. Stangl is also eligible to receive an additional one-time bonus of $100,000 if West achieves its 2009 EBITDA objective. At the discretion of the Company’s Compensation Committee, Mr. Stangl may receive an additional bonus based on his individual performance.
Unless otherwise indicated above, all compensation objectives are based upon West’s, InterCall’s or the Communication Services segment’s operations and do not include results derived from mergers, acquisitions, joint ventures or stock buy backs unless approved by the Company’s Compensation Committee.
The foregoing description is qualified in its entirety by reference to each of the Employment Agreements and the applicable Exhibits A, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Exhibit A dated February 23, 2009 to the Employment Agreement between West Corporation and Thomas B. Barker, dated December 31, 2008.

10.2	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Nancee R. Berger, dated December 31, 2008.

Exhibit No.	Description of Exhibit

10.3	Exhibit A dated February 23, 2009 to the Employment Agreement, between InterCall, Inc. and J. Scott Etzler, dated December 31, 2008.

10.4	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Paul M. Mendlik, dated December 31, 2008.

10.5	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Steven M. Stangl, dated December 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: February 26, 2009	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Exhibit A dated February 23, 2009 to the Employment Agreement between West Corporation and Thomas B. Barker, dated December 31, 2008.

10.2	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Nancee R. Berger, dated December 31, 2008.

10.3	Exhibit A dated February 23, 2009 to the Employment Agreement, between InterCall, Inc. and Joseph S. Etzler, dated December 31, 2008.

10.4	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Paul M. Mendlik, dated December 31, 2008.

10.5	Exhibit A dated February 23, 2009 to the Employment Agreement, between West Corporation and Steven M. Stangl, dated December 31, 2008.